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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Act of 1934

     Date of Report (Date of earliest event reported) September 24, 1996

                           CALUMET BANCORP, INC.
           (Exact name of registrant as specified in its charter)

                           ----------------------

Delaware                           0-19829                    36-3785272
(State or other jurisdiction       (Commission                (I.R.S. Employee
of incorporation)                  File Number)              Identification No.)

1350 E. Sibley Boulevard                                      60419
Dolton, Illinois                                              (Zip Code)


      Registrant's telephone number, including area code (708) 841-9010

                                Not Applicable
         (Former name or former address, if changes since last year)
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Item 4  Changes in Registrant's Certifying Accountant

        On September 24,1996, the Registrant dismissed the firm of Ernst & Young LLP (E&Y) as independent certified public accountants of the Registrant.

The change in independent certified accountants was approved by the Board of Directors.

E&Y performed audits of the financial statements for the two years ended December 31, 1995 and 1994. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 1995, and from December 31, 1995 through the effective date of the E&Y termination, there have been no disagreements between the Registrant and E&Y on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused E&Y to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 1995, and from December 31, 1995 until the effective date of the dismissal of E&Y, E&Y did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That information had come to E&Y's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to E&Y's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, E&Y did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to E&Y's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

On September 25, 1996, the Registrant engaged the firm of Crowe, Chizek and Company LLP as independent certified accountants for the Registrant.

During the two years ended December 31, 1995, and from December 31, 1995 through the engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there were no discussions with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements or any related item.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CALUMET BANCORP, INC
                                                    --------------------
                                                    (Registrant)

Date:  September 26, 1996

                                                     /s/ John Garlanger, CFO
                                                     -----------------------
                                                     John Garlanger

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                               EXHIBIT TABLE
DESCRIPTION                                     EXHIBIT NO.
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Letter Re: Change In Certifying Accountant          16